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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2006
                            -------------------------

                       Electric Aquagenics Unlimited, Inc.
             (Exact name of registrant as specified in its charter)
                            -------------------------

---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                000-51807                             87-0654478
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     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)
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

                1464 West 40 South, Suite 200, Lindon, Utah 84042
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (801) 443-1031

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated License Agreement.

     On January 10, 2007, Electric Aquagenics Unlimited, Inc. (the "Company") entered into an Amended and Restated License Agreement (the "Amended License Agreement") with Zerorez Franchising Systems, Inc., a Nevada corporation ("Zerorez"). Zerorez is an affiliated entity having similar shareholders and who was founded by the same individuals who founded the Company. John Hopkins, William Warwick and Jay Potter are shareholders of Zerorez. Mr. Hopkins is also a board member and franchisee of Zerorez. A copy of the Amended License Agreement is filed herewith as Exhibit 10.1.

     The Company has had a license agreement with Zerorez since March, 2001, as disclosed in the Company's previous reports as filed with the SEC. As revised, the Amended License Agreement provides a licensing arrangement whereby Zerorez and its franchisees may use the Company's equipment and technology to produce electrolyzed fluids for use in carpet cleaning and related applications, at rates that are set forth in the agreement. The Amended License Agreement has a term of five years with automatic renewal clauses for three additional five-year terms. Generally, neither party may terminate the agreement unless there is a breach by, or consent from, the other party.

Stock Purchase Agreement.

     The information included in Item 3.02 below is incorporated by reference into this Item 1.01. A copy of the Stock Purchase Agreement is filed herewith as
Exhibit 10.2.

Amendment to Warrant Agreements and Debenture.

     On January 10, 2007, Water Science LLC signed a letter agreeing to waive the anti-dilution provisions of its Warrant Agreements date September 16, 2005 and May 1, 2006 and its Debenture dated September 16, 2005, in connection with the issuance of the inducement stock option to Wade Bradley, the recently hired Chief executive Officer of the Company. A copy of the Waiver Letter is filed herewith as Exhibit 10.3.


Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Stock Purchase from Company by Peter by Ullrich

     On January 10, 2007, the Company entered into a Stock Purchase Agreement with Peter F. Ullrich, a shareholder of the Company, whereby Mr. Ullrich agreed to purchase a total of 2,307,692 newly issued shares of $0.0001 par value common stock of the Company for a purchase price of $1.30 per share in a private transaction, for total consideration of $2,999,999.60. The purchase of the stock was closed concurrently with the signing of the agreement. The issuance of the shares was exempt from registration with the Securities and Exchange Commission under Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, in that Mr. Ullrich is an accredited investor and the issuance occurred without general solicitation.




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

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director. On November 16, 2006, the Board of Directors of the Company appointed Wade R. Bradley, the Company President and Chief Executive Officer, as a member of the Board of Directors. Mr. Bradley continues to serve as an executive of the Company pursuant to his Employment Agreement dated October 24, 2006, and other employment arrangements as described in Item 5.02 to the Company's Form 8-K filed on October 30, 2006, which is incorporated herein by this reference.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Certificate of Amendment for Name Change. On January 17, 2007, the Company filed a Certificate of Amendment to its Certificate of Incorporation to effect the change of its corporate name to "EAU Technologies, Inc.," effective as of January 17, 2007. This amendment was approved by the stockholders at a special meeting in 2006. A copy of the Certificate of Amendment is filed herewith as
Exhibit 3.3


Section 8 - Other Events.

Item 8.01 Other Events.

Board Meeting. On January 12, 2007, the Board of Directors of the Company met and discussed the pending proposal to change the Company's domicile to Nevada. This proposed change was approved at the special stockholder meeting in March 2006. However, based in part upon advice of management and legal counsel to the Company, the Board has determined that the proposed change in domicile was not in the best interest of the Company. Consequently, the Board voted to abandon the proposal, and the Company will remain a Delaware corporation. In addition, the Board's proposal to amend the Certificate of Incorporation and the Bylaws has been abandoned and the Board plans to address any proposed amendments at the 2007 meeting of stockholders.

Additional Stock Purchases by Peter Ullrich. On January 16, 2007, Peter Ullrich purchased a total of 565,000 additional shares of Company common stock, in a private sale at a price of $.90 per share, from Joseph Stapley, an officer the Company, and EOWORP, LLC, a company controlled by Gaylord Karren, James Stone, and John Hopkins.


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


Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     Not applicable

(b)  Pro Forma Financial Information.

     Not applicable

(c)  Shell Company Transactions.

     Not Applicable

(d)  Exhibits.

Exhibit
Number         Description
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3.3            Certificate of Amendment to Certificate of Incorporation

10.1 Amended and Restated License Agreement dated as of January 10, 2007 by and between Electric Aquagenics Unlimited, Inc. and Zerorez Franchising Systems, Inc.

10.2 Stock Purchase Agreement dated as of January 10, 2007 by and between Electric Aquagenics Unlimited, Inc. and Peter Ullrich

10.3           Waiver Letter signed January 10, 2007 by Peter Ullrich




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Electric Aquagenics Unlimited, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17,  2007                ELECTRIC AQUAGENICS UNLIMITED, INC.


                                        By: /s/ Wade R. Bradley
                                        ----------------------------------------
                                        Wade R. Bradley
                                        President and Chief Executive Officer





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


                                  EXHIBIT INDEX


Exhibit
Number         Description
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3.3            Certificate of Amendment to Certificate of Incorporation

10.1 Amended and Restated License Agreement dated as of January 10, 2007 by and between Electric Aquagenics Unlimited, Inc. and Zerorez Franchising Systems, Inc.

10.2 Stock Purchase Agreement dated as of January 10, 2007 by and between Electric Aquagenics Unlimited, Inc. and Peter Ullrich

10.3           Waiver Letter signed January 10, 2007 by Peter Ullrich




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